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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated June 13, 1997 included in this Annual Report on Form 11-K of the Gaylord Entertainment Company 401(k) Savings Plan into Gaylord Entertainment Company's previously filed Registration Statement File Number 33-65626.


Nashville, Tennessee
June 30, 1997


                                                    ARTHUR ANDERSEN LLP